UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 15, 2017
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities
On February 15, 2017, Papa Murphy’s Holdings, Inc. (the “Company”) announced a strategic realignment resulting in the elimination of eleven positions at the Company, effective as of February 15, 2017. This action is pursuant to the Company's commitment to operate with an efficient cost structure and align resources to drive franchise growth and profitability.
As a result of this action, the Company currently estimates that it will recognize pre-tax charges to its GAAP financial results in an amount of up to $1.0 million consisting of severance and other one-time termination benefits, and other associated costs. All of these charges are expected to be cash-based. The Company expects the majority of these charges will be recognized during the first quarter of fiscal 2017.
The Company’s press release announcing the Company’s strategic realignment is attached hereto as Exhibit 99.1.
The foregoing contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the expected amount, timing and relative cash-component of the charges relating to the realignment. Statements regarding future events are based on the Company's current expectations and are necessarily subject to associated risks related to the completion of the restructuring in the manner anticipated by the Company. Although the Company believes any forward-looking statements are based on reasonable assumptions, the reader should be aware that many factors could affect the Company's actual financial results and cause them to differ materially from those anticipated in any forward-looking statements. Please refer to the risk factors discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2015 and quarterly reports on Forms 10-Q for the fiscal quarters ended March 28, 2016 and September 26, 2016 (each of which can be found at the SEC’s website www.sec.gov); each such risk factors are specifically incorporated into this current report on form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the aforementioned strategic realignment resulting in the elimination of eleven positions at the Company, Jayson Tipp, the Company’s Chief Development Officer, and Brandon Solano, the Company’s Chief Marketing Officer, are departing from the Company, effective as of February 15, 2017.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
99.1	Press Release dated February 15, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
	Name:	Mark Hutchens
	Title:	Chief Financial Officer

Date: February 15, 2017